As filed with the Securities and Exchange Commission on March 16, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBAL PAYMENTS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 29, 2020. Meeting Information GLOBAL PAYMENTS INC. Meeting Type: Annual Meeting For holders as of: March 6, 2020 Date: April 29, 2020 Time: 9:30 a.m. EDT Location: 3550 Lenox Road Atlanta, GA 30326 You are receiving this communication because you hold shares in the company named above. GLOBAL PAYMENTS INC. 3550 LENOX ROAD, SUITE 3000 This is not a ballot. You cannot use this notice to vote these ATLANTA, GA 30326 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P34767 See proxy the materials reverse and side voting of this instructions notice to obtain . E91289—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2020 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. P34767 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E91290—

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4. 1. Election of Twelve Nominees as Directors: 2. Approval, on an advisory basis, of the compensation of our named executive 1a. F. Thaddeus Arroyo officers for 2019. 3. Approval of amendments to our articles of 1b. Robert H.B. Baldwin, Jr. incorporation to eliminate supermajority voting requirements. 1c. John G. Bruno 4. Ratification of the appointment of Deloitte & Touche LLP as our independent 1d. Kriss Cloninger III public accounting firm for the year ending December 31, 2020. 1e. William I Jacobs 1f. Joia M. Johnson 1g. Ruth Ann Marshall 1h. Connie D. McDaniel 1i. William B. Plummer 1j. Jeffrey S. Sloan 1k. John T. Turner 1l. M. Troy Woods—P34767 E91291

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